UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 2, 2005

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 2, 2005, Business Objects S.A. (the “Company”) entered into an amendment to the unsecured credit facility (the “Credit Agreement”), dated December 8, 2004, by and between the Company and Société Générale (the “Bank”). The amendment provides for: (i) the extension of the maturity date of the Credit Agreement, as set forth in Article I, from December 2, 2005 to January 16, 2006; and (ii) the revision of the commitment fee, as set forth in Section 3.1 of the Credit Agreement, from 0.150 % per annum to 0.100 % per annum.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth in Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.35.1	Amendment Letter, dated December 2, 2005, to the Agreement between Société Générale and Business Objects S.A. effective December 8, 2004.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 14, 2005

BUSINESS OBJECTS S.A.
By:	/s/ Susan J. Wolfe
Susan J. Wolfe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.35.1	Amendment Letter, dated December 2, 2005, to the Agreement between Société Générale and Business Objects S.A. effective December 8, 2004.